EXHIBIT 31.2

                        SECTION 302
          CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Robert Danvers, certify that:

   1.I  have  reviewed  this  quarterly report on Form  10-QSB  of  Infotec
      Business Systems, Inc. ("Infotec");

   2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

   3.Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Infotec as of, and for, the periods presented in this quarterly report;

   4.Infotec's   other  certifying  officer  and  I  are  responsible   for
      establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Infotec and have:

      a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Infotec, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b) evaluated the effectiveness of Infotec's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

      c) disclose in this quarterly report any changes in Infotec's internal control over financial reporting that occurred during the period covered by this quarterly report that has materially affected, or is reasonably likely to materially affect, Infotec's internal control over financial reporting; and

   5.Infotec's  other  certifying officer and I have  disclosed,  based  on our most recent evaluation of internal control over financial reporting, to Infotec's auditors and the audit committee of Infotec's board of directors (or persons fulfilling the equivalent function):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Infotec's ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in Infotec's internal controls over financial reporting.

                                         /s/ Robert Danvers
                               Robert Danvers, Chief Financial Officer

   Date: December 12,  2003